UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(Name of Registrant as Specified in Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

200 West Street

New York, New York 10282

(212) 902-1000

[●], 2026

Dear Shareholder or Variable Contract Owner:

You are cordially invited to attend a Joint Special Meeting (the “Meeting”) of the Goldman Sachs ETF Trust (“GSETF Trust”), the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) to be held on June 12, 2026, at [●] (Eastern Time). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Shareholders and variable contract owners will be able to listen, vote and submit questions from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the Meeting online, vote and submit questions by visiting [www.proxyvote.com] and using a control number assigned by Broadridge Financial Solutions, Inc. (“Broadridge”). To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Joint Special Meeting and Joint Proxy Statement that follow.

At this important meeting, you will be asked to consider and act upon the following proposal(s). Each proposal is to be voted upon only by the respective Shareholders or variable contract owners of each of the Goldman Sachs Enhanced U.S. Equity ETF (the “Enhanced U.S. Equity ETF”), Goldman Sachs S&P 500 Premium Income ETF (the “S&P 500 Premium Income ETF”) and Goldman Sachs Technology Opportunities ETF (the “Technology Opportunities ETF”), each a series of GSETF Trust; the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”), Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”), Goldman Sachs U.S. Equity Insights Fund (the “U.S. Equity Insights Fund”) and Goldman Sachs Large Cap Equity Fund (the “Large Cap Equity Fund”), each a series of GST; and the Goldman Sachs U.S. Equity Insights Fund (the “VIT U.S. Equity Insights Fund”), a series of GSVIT (each, a “Fund,” and collectively, the “Funds”). You are only being asked to vote on the Fund(s) of which you hold shares.

Proposal 1.	To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each applicable Fund.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

A formal Notice of Joint Special Meeting and Joint Proxy Statement setting forth in detail the matters to come before the Meeting are attached to this letter, and a proxy card and voting instruction form is enclosed for your use. You should read the Joint Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Board of Trustees of each applicable Trust unanimously recommends that you vote “FOR”

Proposal 1 with respect to your Fund(s). However, before you vote, please read the Joint Proxy Statement for a complete description of the Proposal. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card or voting instruction form promptly or by using the Internet or telephone voting options as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at [●]. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

James A. McNamara

President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY

CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT. THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

Important Information to Help You Understand and Vote on the Proposal – Questions and Answers

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	What is the purpose of this proxy solicitation?

A:

The purpose of this proxy solicitation is to ask the respective Shareholders of each of the Enhanced U.S. Equity ETF, S&P 500 Premium Income ETF, Technology Opportunities ETF, U.S. Tax-Managed Equity Fund, U.S. Equity Dividend and Premium Fund, U.S. Equity Insights Fund, Large Cap Equity Fund and VIT U.S. Equity Insights Fund to approve a change to each Fund’s sub-classification under the Investment Company Act of 1940 (“1940 Act”) from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each applicable Fund. The term “Shareholder” includes variable contract owners for the VIT U.S. Equity Insights Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

QUESTION SPECIFIC TO PROPOSAL 1 — TO APPROVE A CHANGE TO THE FUNDS’ SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED.”

Q:	Why am I being asked to approve a change to the sub-classification of my Fund(s) from diversified to non-diversified?

A:

Each Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Fund is generally limited as to the amount it may invest in any single issuer.

The Board of Trustees of each applicable Fund has approved a change to each Fund’s sub-classification under the 1940 Act to a “non-diversified” company and to eliminate any related fundamental investment restriction. This change is subject to Shareholder approval of each Fund, with Shareholders of each respective Fund voting separately on a Fund-by-Fund basis. Changing a Fund’s status to non-diversified would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers. Market appreciation among issuers in certain industry segments has expanded their market capitalizations, increasing their weightings in major stock benchmarks. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, the portfolio managers of each Fund believe that it is important to have flexibility to continue to invest in these holdings, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility. For example, due to the limitations imposed on a diversified fund’s investments in any one issuer, a Fund may be prevented from adding to its positions in certain stocks that the portfolio managers might view favorably. Shareholders may benefit from the flexibility afforded to non-diversified funds to place additional investments in certain issuers. If Proposal 1 is approved for any Fund, that particular Fund, as a non-diversified fund, would be more susceptible to adverse developments affecting any single issuer held in its portfolio to the extent that the Fund accumulates a larger position in that issuer, and would be more susceptible to greater losses because of these developments.

GENERAL QUESTIONS

Q:	What are the Boards’ recommendations?

A:	The Board of each Fund unanimously recommends that the respective Shareholders of each Fund vote “FOR” Proposal 1.

Q:	What happens if the Shareholders of any Fund do not approve Proposal 1?

A:

If a Fund’s Shareholders do not approve Proposal 1, the Board of that Fund will take such actions as it deems necessary or appropriate in the best interests of the respective Fund’s Shareholders based on the facts and circumstances.

Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. If one Fund’s Shareholders do not approve Proposal 1, that will not impact any other Fund whose Shareholders approve Proposal 1 for that Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Proposal can be acted upon. We encourage all Shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card or voting instruction form, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important!

Q:	How can I vote?

A:	Shareholders and variable contract owners can vote in any one of four ways:

• By mailing the enclosed proxy card or voting instruction form after signing and dating;

• Over the Internet by going to the website indicated on your proxy card or voting instruction form;

• By telephone, with a toll free call to the number on your proxy card or voting instruction form; or

• By attending the virtual Meeting and voting during the webcast.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card or voting instruction form, or by telephone by calling the toll-free number on your enclosed proxy card or voting instruction form, in each case using the voting control number that appears on your proxy card or voting instruction form. These voting methods will save money. However, whichever method you choose, please take the time to read the Joint Proxy Statement before you vote.

Q:	I plan to vote by mail. How should I sign my proxy card or voting instruction form?

A:	Please see the instructions at the end of the Notice of Joint Special Meeting, which is enclosed.

Q:	I plan to vote over the Internet. How does Internet voting work?

A:	To vote over the Internet, please log on to the website indicated on your proxy card or voting instruction form and follow the instructions provided on the voting website.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card or voting instruction form from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the Joint Proxy Statement or the upcoming Meeting, please contact Broadridge at [●].

Q:	What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Trusts?

A:

The Trusts have retained an outside firm that specializes in proxy solicitation to assist with the proxy solicitation process, including the mailing of this Joint Proxy Statement, the collection of the proxies, and with any necessary follow up. A proxy solicitor may contact Shareholders on behalf of the Trusts, but is not permitted to use personal information about Shareholders for other purposes.

THE ATTACHED JOINT PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

200 West Street

New York, New York 10282

(212) 902-1000

NOTICE OF JOINT SPECIAL MEETING

To Be Held On June 12, 2026

[●], 2026

Dear Shareholder or Variable Contract Owner,

A Joint Special Meeting of the Goldman Sachs ETF Trust (“GSETF Trust”), the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) will be held virtually on June 12, 2026, at [●] (Eastern Time)(with any postponements or adjournments) (the “Meeting”), by means of a live webcast, for the purposes set forth below. Each proposal is to be voted upon only by the respective Shareholders of each fund voting separately on a fund-by-fund basis for each of the Goldman Sachs Enhanced U.S. Equity ETF (the “Enhanced U.S. Equity ETF”), Goldman Sachs S&P 500 Premium Income ETF (the “S&P 500 Premium Income ETF”) and Goldman Sachs Technology Opportunities ETF (the “Technology Opportunities ETF”), each a series of GSETF Trust; the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”), Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”), Goldman Sachs U.S. Equity Insights Fund (the “U.S. Equity Insights Fund”) and Goldman Sachs Large Cap Equity Fund (the “Large Cap Equity Fund”), each a series of GST; and the Goldman Sachs U.S. Equity Insights Fund (the “VIT U.S. Equity Insights Fund”), a series of GSVIT (each, a “Fund,” and collectively, the “Funds”).

Proposal 1.	To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each applicable Fund.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

After careful consideration, the Board of each applicable Fund unanimously recommends that Shareholders vote “FOR” Proposal 1 with respect to your Fund(s).

The matters referred to above are discussed in the Joint Proxy Statement attached to this Notice. The Board of your Fund believes that Proposal 1 is in the best interests of each Fund and its Shareholders.

Owners, annuitants and beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by life insurance companies (the “Life Companies”) having separate accounts (the “Accounts”) that invest in shares of the VIT U.S. Equity Insights Fund who are entitled to give voting instructions in connection with their variable contracts with respect to Proposal 1 are referred to herein as “Shareholders” with respect to such Fund. Goldman Sachs & Co. LLC, GSAM, the Life Companies and the Accounts are the only Shareholders of the VIT U.S. Equity Insights Fund. Each Life Company hereby solicits and agrees to vote the shares of the VIT U.S.

Equity Insights Fund at the Meeting, and, as applicable, in accordance with timely instructions received from owners of variable contracts issued by it and having contract values allocated to one of its Accounts invested in such shares.

You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting [www. proxyvote.com] and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor and tabulator.

Shareholders whose shares are registered directly with a Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than [●] (Eastern Time) on [●], 2026, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit [www. proxyvote.com] and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Only Shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting. Shareholders may vote before or during the Meeting at [www. proxyvote.com].

The Meeting webcast will begin promptly at [●] (Eastern Time). We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page 1 of the Joint Proxy Statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for Shareholders to attend.

Shareholders and variable contract owners of record at the close of business on March 16, 2026, the record date for the Meeting, are entitled to receive notice of and to vote, or instruct the Life Company that issued the contract as to the manner in which shares of the VIT U.S. Equity Insights Fund attributable to the contract should be voted, at the Meeting. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card or voting instruction form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy or voting instruction promptly.

By Order of the Boards of Trustees of

Goldman Sachs ETF Trust, Goldman

Sachs Trust and Goldman Sachs Variable

Insurance Trust

Robert Griffith

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card or voting instruction form, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card or voting instruction form but give no voting instructions, your shares will be voted “FOR” the Proposal indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card or voting instruction form and follow the on-screen instructions on the website.

To vote by telephone, from within the United States, please call the toll-free number found on your proxy card or voting instruction form, and follow the recorded instructions. Shareholders outside the United States should vote via the Internet or by submitting a proxy card or voting instruction form instead.

You may revoke your proxy or voting instruction form at any time at or before the Meeting, by submitting to the [Secretary of the Trusts, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606,] written notice of revocation or subsequently executed proxy or voting instruction form or by attending and voting at the Meeting.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

JOINT PROXY STATEMENT FOR JOINT SPECIAL MEETING OF SHAREHOLDERS	1
PROPOSAL 1	4
TO APPROVE A CHANGE TO EACH RESPECTIVE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE ANY RELATED FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH APPLICABLE FUND	4
PROPOSAL 2	7
TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF	7
VOTE REQUIRED FOR THE APPROVAL OF MATTERS AT THE MEETING	8
SHAREHOLDER PROPOSALS	8
ADDITIONAL INFORMATION	9
EXHIBIT A OUTSTANDING SHARES OF EACH FUND	A-1
EXHIBIT B FIVE PERCENT SHAREHOLDERS	B-1

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

200 West Street

New York, New York 10282

(212) 902-1000

JOINT PROXY STATEMENT FOR JOINT SPECIAL MEETING OF SHAREHOLDERS

[●], 2026

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of the Goldman Sachs ETF Trust (“GSETF Trust”), the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) for use at the Trusts’ Joint Special Meeting to be held virtually on June 12, 2026, at [●] (Eastern Time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” This Joint Proxy Statement, the accompanying Notice of Joint Special Meeting, and the accompanying proxy card (or, if applicable, the appropriate notice of where to access these materials) are anticipated to be first mailed to Shareholders on or about [●], 2026.

At the Meeting, and as described in this Joint Proxy Statement, Shareholders of the Funds will be asked to consider and act upon the following proposals:

Proposal 1.	To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each applicable Fund.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

After careful consideration, the Board of each applicable Fund unanimously recommends that Shareholders vote “FOR” Proposal 1 with respect to your Fund(s).

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at [●] (Eastern Time). You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting [www.proxyvote.com] and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor and tabulator.

Shareholders whose shares are registered directly with a Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than [●] (Eastern Time) on [●], 2026, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit [www.proxyvote.com] and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at [www. proxyvote.com.] Only Shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

This Joint Proxy Statement is also being furnished by certain life insurance companies (the “Life Companies”) to owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by a Life Company and having contract assets on the record date allocated to a separate account of a Life Company that has invested in shares of the VIT U.S. Equity Insights Fund (an “Account”). Shareholders and variable contract owners are referred to herein collectively as “Shareholders,” unless otherwise specified.

The Trustees have fixed the close of business on March 16, 2026, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the respective Funds on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Joint Proxy Statement sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date. Exhibit B to this Joint Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of the Funds as of [●], 2026.

Goldman Sachs & Co. LLC, GSAM, the Life Companies and the Accounts are the only Shareholders of the VIT U.S. Equity Insights Fund. Each Life Company hereby solicits and agrees to vote the shares of the VIT U.S. Equity Insights Fund at the Meeting, and, as applicable, in accordance with timely instructions received from persons entitled to give voting instructions under variable contracts issued by it and having contract values allocated to one of its Accounts invested in shares of the VIT U.S. Equity Insights Fund. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct the Life Company that issued your contract as to the manner in which shares of the VIT U.S. Equity Insights Fund attributable to your contract should be voted. The Life Companies will vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for,” “against” or “abstain”) to those shares for which instructions are received. As a result, a small number of variable contract owners could determine the outcome of the vote if other owners fail to vote. GSAM will vote shares of the VIT U.S. Equity Insights Fund that it owns, if any, in proportion to the votes cast by the Life Companies on behalf of variable contract owners.

The Funds’ officers, and personnel of the Funds’ investment adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If a Fund records votes through the Internet or by telephone, it will use procedures designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

GSAM will pay the expenses associated with this Joint Proxy Statement and solicitation. The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Trusts is estimated to be approximately $[●], plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at [●]. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted “FOR” Proposal 1, and in the discretion of the persons named as proxies, in connection with any other matter that may properly come before the Meeting.

Any person giving a proxy or voting instruction form may revoke it at any time before it is exercised by submitting to [the Secretary of the Trusts, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606,] a written notice of revocation or subsequently executed proxy or by attending the virtual Meeting and voting during the webcast.

If (i) you are a member of a household in which multiple Shareholders of a Fund share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Joint Proxy Statement [or the Notice of Internet Availability of Proxy Materials], unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, your Fund will deliver promptly a separate copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials to you upon written or oral request. [To receive a separate copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, please contact your Fund by calling toll free 1-800-621-2550 (for institutional shareholders) or 1-800-526-7384 (for retail shareholders), or by mail at Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606.] If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING TO BE HELD ON JUNE 12, 2026

This Joint Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).

In addition, copies of each Fund’s most recent annual and semi-annual report, including financial statements, have previously been mailed to that Fund’s Shareholders. The Funds will furnish to any Shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to Shareholders may be obtained by writing to: [the Funds, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606; or by telephone toll-free at: 1-800-621-2550 (for institutional shareholders) and 1-800-526-7384 (for retail shareholders).]

PROPOSAL 1

TO APPROVE A CHANGE TO EACH RESPECTIVE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE ANY RELATED FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH APPLICABLE FUND

The investment objectives of the Funds and principal means by which the Funds seek to achieve their investment objectives are set forth below:

Fund	Investment Objective	Principal Strategy
Goldman Sachs Enhanced U.S. Equity ETF	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities issued by small-, mid- and large-cap U.S. companies.

Goldman Sachs S&P 500 Premium Income ETF	Seeks current income while maintaining prospects for capital appreciation.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in investments in companies that are included in the Fund’s benchmark.

Goldman Sachs Technology Opportunities ETF	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity investments in companies that are considered by GSAM to benefit from the proliferation of technology.

Goldman Sachs U.S. Tax-Managed Equity Fund	Seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity investments in U.S. issuers.

Goldman Sachs U.S. Equity Dividend and Premium Fund	Seeks to maximize income and total return.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in dividend-paying equity investments in large-cap U.S. issuers.

Goldman Sachs U.S. Equity Insights Fund	Long-term growth of capital and dividend income.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in U.S. issuers.

Goldman Sachs Large Cap Equity Fund	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities issued by large-cap companies.

Goldman Sachs VIT U.S. Equity Insights Fund	Long-term growth of capital and dividend income.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in U.S. issuers.

Each Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. In addition, all Funds other than the S&P 500 Premium Income ETF are also subject to a related fundamental investment restriction which prohibits them from making any investment inconsistent with their classification as a diversified fund. As a diversified fund, each Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

The Board of each Fund has approved a change to that Fund’s sub-classification under the 1940 Act to a “non-diversified” company and, with respect to certain Funds, to eliminate any related fundamental investment restriction. This change is subject to the Shareholder approval of each Fund, with Shareholders of each respective Fund voting separately on a Fund-by-Fund basis. Certain Funds currently have a related fundamental investment restriction (which may only be changed with shareholder approval) that provides that each such Fund, as a fundamental policy, may not “make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.” If approved by the Shareholders of these Funds, each of these Funds will no longer be subject to the diversification limitation discussed above.

Changing a Fund’s status to non-diversified would provide the Funds’ investment adviser, GSAM, with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers. Market appreciation among issuers in certain industry segments has expanded their market capitalizations, increasing their weightings in major stock benchmarks. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings — for example, as of [December 31, 2025], the two largest holdings in the [●] Index (the benchmark for the [●]) have a benchmark weight of [●]% and each of the two holdings of the [●] have an individual weight greater than [●]% and the two largest holdings in the [●] Index (the benchmark for the [●]) have a benchmark weight of [●]% and each of the two holdings of the [●] have an individual weight greater than [●]% — the portfolio managers of each Fund believe that it is important to have this additional flexibility, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility. The performance benchmark for the Enhanced Equity ETF, S&P 500 Premium Income ETF, U.S. Equity Dividend and Premium Fund, U.S. Equity Insights Fund and VIT U.S. Equity Insights Fund is the S&P 500 Index. The performance benchmark for the U.S. Tax-Managed Equity Fund is the Russell 3000 Index. The performance benchmark for the Large Cap Equity Fund is the Russell 1000 Index. The performance benchmark for the Technology Opportunities ETF is the Nasdaq Composite Total Return Index.

Shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is approved, that particular Fund may be subject to additional investment risks. This is because, as a non-diversified fund, that Fund would be permitted to invest a greater percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, to the extent that a Fund accumulates a large position in a single issuer that Fund would be more susceptible to adverse developments affecting such issuer held in its portfolio, and would be more susceptible to greater losses because of these developments. Accordingly, if Proposal 1 is approved by the respective Shareholders of any Fund, that Fund could be subject to greater risk than it currently is subject to as a diversified fund. The change of each Fund’s sub-classification to “non-diversified” and with respect to certain Funds, the elimination of any related fundamental investment restriction, was approved unanimously by the respective Boards of the Funds, with adoption and implementation of the new policy conditioned upon the respective Shareholder approval of each Fund.

It should be noted that, although the respective Funds would no longer be subject to the 1940 Act diversification restrictions if the respective Shareholders of each Fund, voting separately on a Fund-by-Fund basis, approve the proposal at the Meeting, each Fund intends to continue to comply with Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). For purposes of the IRC, each Fund operates as a “regulated investment company.” Under the IRC, each Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These Federal tax diversification requirements, or the Funds’ determination to comply with them, may change in the future without shareholder approval.

Shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is not approved, that Fund will remain “diversified” and remain subject to any related fundamental investment restriction. Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. If one Fund’s Shareholders do not approve Proposal 1, that will not impact any other Fund whose Shareholders approve Proposal 1 for that Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF

The management of the Trusts does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the person or persons acting thereunder.

VOTE REQUIRED FOR THE APPROVAL OF MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing one-third of the votes entitled to be cast at the Meeting by each Fund individually, but any lesser number will be sufficient for adjournments. Each Fund must independently establish a quorum to transact business at the Meeting concerning that Fund. Proposal 1 will be voted upon by the respective Shareholders of each Fund. The adoption of Proposal 1 requires an affirmative vote of the lesser of: (i) 67% or more of the voting securities of each Fund that are present at the meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of each Fund (a “1940 Act Majority”).

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of Proposal 1. Accordingly, abstentions effectively will be a vote against Proposal 1, for which the required vote is a 1940 Act Majority. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal. However, because Proposal 1 is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against Proposal 1.

With respect to GSVIT, Life Companies that use shares of the VIT U.S. Equity Insights Fund as funding media for its variable contracts will vote shares of the Fund held by its Accounts in accordance with the instructions received from variable contract holders. The Life Companies will also vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for,” “against” or “abstain”) to those shares for which instructions are received, even in instances where a broker would be prevented from exercising discretion. As a result, a small number of variable contract holders could determine the outcome of the vote if other variable contract holders fail to vote. A Life Company whose separate account invests in the VIT U.S. Equity Insights Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its Accounts in the aggregate.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy for any Fund, or if a quorum is present but sufficient votes in favor of a Proposal have not been received for any Fund, the Meeting may be adjourned for that Fund to a later date by the chair of the Meeting or by a vote of Shareholders of that Fund to permit further solicitation of proxies with respect to a Proposal for that Fund. In the event of a Shareholder vote on adjournment for any Fund, any such adjournment will require the affirmative vote of a majority of the votes cast for that Fund, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. The chair of the Meeting may adjourn the Meeting for any Fund whether or not a quorum is present. A Shareholder vote may be taken on a Proposal in this Joint Proxy Statement prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Subject to the foregoing, the Meeting may be adjourned and re-adjourned for one or more Funds without further notice to Shareholders or variable contract owners.

SHAREHOLDER PROPOSALS

Each Trust is not required and does not intend to hold a meeting of Shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the respective Board. Any Shareholder desiring to present a proposal for consideration at the next meeting of Shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to each respective Trust at its address stated on the first page of this Joint Proxy Statement.

ADDITIONAL INFORMATION

Investment Adviser

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Distributor

Goldman Sachs ETF Trust

ALPS Distributors, Inc.

1290 Broadway, Suite 10000

Denver, Colorado 80203

Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

Goldman Sachs & Co. LLC

200 West Street

New York, NY10282

Shareholders who do not expect to attend the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card or voting instruction form and follow the instructions on the proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at [●].

EXHIBIT A

OUTSTANDING SHARES OF EACH FUND

Each Fund’s Shares outstanding as of March 16, 2026 (the Record Date) is set forth in the table below.

Fund	Outstanding Shares
Goldman Sachs Enhanced U.S. Equity ETF	[	●]
Goldman Sachs S&P 500 Premium Income ETF	[	●]
Goldman Sachs Technology Opportunities ETF	[	●]
Goldman Sachs U.S. Tax-Managed Equity Fund	[	●]
Goldman Sachs U.S. Equity Dividend and Premium Fund	[	●]
Goldman Sachs U.S. Equity Insights Fund	[	●]
Goldman Sachs Large Cap Equity Fund	[	●]
Goldman Sachs VIT U.S. Equity Insights Fund	[	●]

A-1

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of [●], 2026, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of any class of each Fund:

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]

*

The entities set forth in this column are the shareholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

B-1

GOLDMAN SACHS ETF TRUST

200 WEST STREET

NEW YORK, NEW YORK 10282

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com [or scan the QR Barcode above].

3) Follow the instructions provided on the website.

4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.proxyvote.com.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<MXXXXX>- x##### KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Trustees unanimously recommends you vote FOR the following proposal:		For	Against	Abstain

1.

To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each respective Fund.

		☐	☐	☐

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting to be held on June 12, 2026:

The Proxy Statement is available online at

www.proxyvote.com.

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X#####	<MXXXXX>-

GOLDMAN SACHS ETF TRUST

THIS PROXY IS

SOLICITED ON BEHALF

OF THE BOARD OF

TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Robert Griffith, Secretary of the Trust, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on March 16, 2026, at a Special Meeting to be held virtually on June 12, 2026, at the following website: www.proxyvote.com, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE

ON THE REVERSE SIDE